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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2004

                                VITAL SIGNS, INC.


             (Exact Name of Registrant as Specified in its Charter)



          New Jersey                     0-18793               11-2279807
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



   20 Campus Road, Totowa, New Jersey                               07512
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (973) 790-1330


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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 Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         As previously announced, Joseph J. Thomas resigned as a director of the Registrant and as president of Thomas Medical Products, a subsidiary of the Registrant, effective as of October 1, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VITAL SIGNS, INC.


                                    By: /s/ Jay Sturm
                                        --------------------------------
                                        Name: Jay Sturm
                                        Title:  Vice President / General Counsel



Dated:  October 4, 2004

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